December 22, 2015

VIA EDGAR AND FEDERAL EXPRESS

United States Securities and Exchange Commission

Division of Corporation Finance

Mail Stop 4561

100 F. Street, N.E.

Washington, D.C. 20549

Attention: Suzanne Hayes

Re:	Intellia Therapeutics, Inc.

Amendment No. 1 to Draft Registration Statement on Form S-1

Submitted October 14, 2015

CIK No. 0001652130

Dear Ms. Hayes:

This letter is confidentially submitted on behalf of Intellia Therapeutics, Inc. (the “Company”) in response to the comments of the staff of the Division of Corporation Finance (the “Staff”) of the U.S. Securities and Exchange Commission (the “Commission”) with respect to the Company’s Amendment No. 1 to Draft Registration Statement on Form S-1, confidentially submitted on October 14, 2015 (the “Draft Registration Statement”), as set forth in the Staff’s letter dated October 29, 2015 addressed to Nessan Bermingham, Ph.D., President and Chief Executive Officer of the Company (the “Comment Letter”). The Company is concurrently confidentially submitting its Amendment No. 2 to the Draft Registration Statement (“Amendment No. 2”), which includes changes to the Draft Registration Statement in response to the Staff’s comments.

For reference purposes, the text of the Comment Letter has been reproduced herein with responses below each numbered comment. For your convenience, we have italicized the reproduced Staff comments from the Comment Letter. Unless otherwise indicated, page references in the descriptions of the Staff’s comments refer to the Draft Registration Statement, and page references in the responses refer to Amendment No. 2. All capitalized terms used and not otherwise defined herein shall have the meanings set forth in Amendment No. 2.

The responses provided herein are based upon information provided to Goodwin Procter LLP by the Company. In addition to confidentially submitting this letter via EDGAR, we are

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December 22, 2015

sending you via Federal Express five (5) copies of each of this letter and Amendment No. 2 (marked to show changes from the Registration Statement).

Table of Contents

1.	We note your response to prior comment 2. Your revised disclosure that third party studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information may still be interpreted as an implied disclaimer. Please revise your statement to clarify that you are liable for the information disclosed in your registration statement.

RESPONSE: In response to the Staff’s comment, the Company has revised the statement on page 51. In addition, the Company has updated similar disclosure beneath the Table of Contents.

The Regents of the University of California and the University of Vienna IP, page 88

2.	We note your response to our prior comment 7. Please revise your disclosure to include a general discussion of the types of patents (e.g. method of use or process) included in the CRISPR/Cas9 patent family. In that regard, we note your discussion of current patent litigation concerning claims covering the use of the CRISPS/Cas9 gene editing system.

RESPONSE: The Company acknowledges the Staff’s comments and has provided additional disclosure on page 89 to clarify that the pending UC/Vienna/Charpentier patent application family covers both methods of use and compositions of matter. Further, the Company respectfully advises the Staff that it is not aware of any current patent litigation concerning claims covering the use of the CRISPR/Cas9 gene editing system. Rather, as disclosed on page 89, UC/Vienna and Dr. Charpentier have submitted a request for interference proceedings before the US Patent and Trademark Office (USPTO), however the USPTO has not yet initiated such proceedings.

9. Equity Based Compensation, page F-23

3.	With respect to your response to comment 13, it is not clear why you have not provided the disclosures required by ASC 718-10-50-2.f.2. In addition, your disclosure on page F-23 states that “Compensatory common and incentive units are valued using the intrinsic value method.” ASC 718-10-30-22 indicates that the intrinsic value method shall be used when it is not possible to reasonably estimate the fair value of the award. Tell us why you are using the intrinsic value method and reconcile your disclosure herein to your disclosures provided under equity-based compensation on pages 69 and F-13, which indicate that awards are based on fair value.

RESPONSE: The Company acknowledges the Staff’s comments and has updated the disclosure on page F-26 to remove references to the application of the intrinsic value method as awards have been valued at fair value and to clarify that compensatory common and incentive units, which

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December 22, 2015

converted to compensatory Founder Stock and restricted stock awards in the Reorganization, are valued at the fair value of the underlying security. As these awards are valued at the fair value of the underlying security, the disclosures outlined at ASC 718-10-50-2.f.2 are not applicable to these awards.

In addition, the Company advises the Staff that, following the Reorganization, the Company began to issue compensatory stock options beginning in September 2015, which are valued using the Black-Scholes option-pricing model. Accordingly, the disclosure requirements of ASC 718-10-50-2.f.2 are provided for all stock option awards granted in the period ended September 30, 2015 on page F-27.

Merger with Intellia Therapeutics, Inc., page F-26

4.	Please disclose, if true that the holders of the Preferred Units, Junior Preferred Units, Common Units and Incentive Units maintained their respective pre-Reorganization ownership interest percentage after the completion of the Reorganization in August 2015. If the ownership interest did not remain the same, please tell us how this was considered in your accounting.

RESPONSE: The Company acknowledges the Staff’s comments and provides the following information with respect to the Reorganization:

The Reorganization was structured to provide that holders of each class of equity in the LLC would receive holdings of equivalent value in the Company as a C-corporation. In the execution of the conversion, holders of Incentive Units that had a purchase price of $0.00 per share had their units exchanged for common stock using an exchange ratio of 1 for 1.0992035 shares, to achieve the equivalent value exchange. Holders of Common Units, Junior Preferred Units and Class A Preferred Units received an equivalent number of shares in the exchange; however, the conversion ratio of the preferred stock was adjusted from 1 for 1 share to 1 for 1.0992035 shares, to achieve the equivalent value exchange. As a result of these changes, minor changes in ownership occurred on the basis of fully diluted share counts. The Company does not believe that these minor changes in ownership percentages computed based on share count impact the conclusions regarding the accounting treatment of the Reorganization as a modification as all classes of equity continued to exist in the Company at comparable levels of participation. Further, as the exchanges were structured to provide for equivalent values pre- and post-Reorganization, there was no transfer of fair value between any class of equity. As such, there are no changes in carrying value to be accounted for in the financial statements as a result of the Reorganization. The Company has updated the disclosures related to the Reorganization in Note 7 to the consolidated financial statements to reflect the nominal changes in ownership arising from the Reorganization.

If you should have any questions concerning the enclosed matters, please contact the undersigned at (617) 570-1971.

Sincerely,

/s/ Arthur R. McGivern
Arthur R. McGivern

cc:	Nessan Bermingham, Ph.D., Intellia Therapeutics, Inc.

José E. Rivera, Esq., Intellia Therapeutics, Inc.

William D. Collins, Esq., Goodwin Procter LLP

Joseph H. Apke, Deloitte & Touche LLP